The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated September 28, 2022

to the Fund’s Summary Prospectus,

dated May 3, 2022, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, and should be read in conjunction with the Summary Prospectus.

I. On or around November 21, 2022 (the “Effective Date”), the front-end sales load schedule for Class A Shares of the Fund will be reduced. Further, on or around the Effective Date, the Fund will implement a contingent deferred sales charge of 1.00% on purchases of $1,000,000 or more of Class A Shares if such shares are redeemed within 18 months of purchase. Accordingly, as of the Effective Date, the Fund’s Summary Prospectus is hereby amended and supplemented as follows:

A. In the “Fund Fees and Expenses” section, the “Shareholder Fees” table is deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investments)

	Class I	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None[1]

[1]	Class A Shares purchases of $1,000,000 or more may be subject to a 1.00% Contingent Deferred Sales Charge (“CDSC”) if redeemed within 18 months of purchase.

B. In the “Fund Fees and Expenses” section, the “Example” table is deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class I	$182	$645	$1,193	$2,692
Class A	$696	$1,182	$1,749	$3,284

II. On or around the Effective Date, the minimum initial investment amount for Class I Shares of the Fund will be reduced from $1,000,000 to $100,000. Further, on or around the Effective Date, the minimum subsequent investment amount for Class A Shares of the Fund will be eliminated. Accordingly, as of the Effective Date, the Fund’s Summary Prospectus is hereby amended and supplemented as follows:

In the “Purchase and Sale of Fund Shares” section, the second paragraph is deleted and replaced with the following:

To purchase shares of the Fund for the first time, you must invest at least $2,500 for Class A Shares and $100,000 for Class I Shares. There is no minimum for subsequent investments of Class I Shares or Class A Shares.

III. The name of Wilshire Associates Incorporated, the primary sub-adviser to the Fund, has changed to Wilshire Advisors LLC. Accordingly, effective immediately, the Fund’s Summary Prospectus is hereby amended and supplemented as follows:

All references to “Wilshire Associates Incorporated” are deleted and replaced with “Wilshire Advisors LLC.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-023-0100

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